Short-Term Investments -Summary of Short Term Available For sale Products (Detail)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Debt securities:
Held-to-maturity time deposit	¥ 1,373,910,523	$ 199,198,301	¥ 1,803,362,875
Equity securities:
Marketable wealth management products	567,522,325	82,283,003	330,857,592
Marketable investment in Li Auto	0	0	464,715,237
Total short-term investments	¥ 1,941,432,848	$ 281,481,304	¥ 2,598,935,704